UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 30, 2025

Date of Report (Date of earliest event reported)

AIRWA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

74 E. Glenwood Ave., #320

Smyrna, DE 19977

(Address of principal executive offices, including Zip Code)

(646) 453-0678

(Registrant’s telephone number, including area code)

Connexa Sports Technologies Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	YYAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2025, the Board of Directors of Connexa Sports Technologies Inc. (the “Company”) approved the change in the name of the Company to “AiRWA Inc.” (the “Name Change”).

On September 30, 2025, to effectuate the Name Change, the Company filed a Certificate of Amendment (the “Charter Amendment”) to the Certificate of Incorporation of the Company, as amended, with the Secretary of State of the State of Delaware.

The Name Change will take effect on the Nasdaq Capital Market on October 7, 2025.

Pursuant to Section 242(d)(1) of the Delaware General Corporation Law, no shareholder approval was required for the Charter Amendment because it only related to a name change. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Name Change does not affect the rights of the Company’s stockholders, and stockholders do not need to take any action in connection with the Name Change. The CUSIP number for the Company’s common stock remains 831445408.

Item 7.01 Regulation FD Disclosure

On October 6, 2025, the Company issued a press release to announce the Name Change and to announce a committed investment in AiRWA Exchange of $100 million, including $30 million of Solana tokens. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation
99.1	Press Release dated October 6, 2025, entitled “Connexa Sports Technologies Inc. is Renamed “AiRWA Inc.” and Announces $100 Million Confirmed Investment into AiRWA Exchange”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the Company’s ability to regain compliance with Nasdaq listing standards or receive additional time from Nasdaq to regain compliance if necessary. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRWA INC.
a Delaware corporation

Dated: October 6, 2025	By:	/s/ Thomas Tarala
Chief Executive Officer